Financial instruments and risk management	12 Months Ended
Oct. 31, 2025
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial instruments and risk management
25. Financial Instruments and risk management
The Company’s activities expose it to a variety of financial risks. The Company is exposed to credit, liquidity, interest and market risk due to holding certain financial instruments. This note presents information about changes to the Company’s exposure to each of these risks, its objectives, policies, and processes for measuring and managing risk, and its management of capital during the year. Further quantitative disclosure is included throughout these financial statements. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.
(a) Fair value

The Company classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:
-Level 1 – Quoted prices (unadjusted) in active markets for identical assets and liabilities
-Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and
-Level 3 – Inputs for the asset or liability that are not based on observable market data (unobservable inputs)
The Company assessed that the fair values of cash and cash equivalents, trade and other receivables, accounts payable, interest bearing loans and borrowings, current portion of notes payable, and current portion of lease liabilities approximate their carrying amounts largely due to the short-term nature of these instruments.
The following methods and assumptions were used to estimate the fair value:
-Marketable securities (excluding long term GICs) are determined based on level 1 inputs, as the prices for the marketable securities are quoted in public exchanges.
-The Secured Debentures are evaluated by the Company based on level 2 inputs such as the effective interest rate and the market rates of comparable securities. The Secured Debentures are initially recorded at fair value and subsequently measured at amortized cost and at each reporting period accretion incurred in the period is recorded to transaction costs in the consolidated statement of loss and comprehensive loss.
The Junior Secured Convertible Loan is evaluated by the Company based on level 2 inputs such as the effective interest rate and the market rates of comparable securities. The Loan is initially recorded at fair value and subsequently measured at amortized cost and at each reporting period accretion incurred in the period is recorded in the consolidated statement of loss and comprehensive loss. The Warrants issued with the Junior Secured Convertible Loan are valued by the Company based on level 3 inputs and the Black-Scholes-Merton valuation model for financial instruments (i.e. spot price determined as 30-day VWAP, risk-free rate as per the Bank of Canada, stock price volatility). A 1% change in expected volatility would change the warrant liability by approximately $97.
(b) Credit risk
Credit risk arises when a party to a financial instrument will cause a financial loss for the counter party by failing to fulfill its obligation. The maximum exposure to credit risk is equal to the carrying value (net of allowances) of the financial assets. The objective of managing credit risk is to prevent losses on financial assets. The Company assesses the credit quality of counterparties, considering their financial position, past experience, and other factors. Cash and cash equivalents consist of bank balances. Credit risk associated with cash is minimized substantially by ensuring that these financial assets are held in highly rated financial institutions. The Company holds all cash and cash equivalents with large commercial banks or credit unions, which minimizes credit risk.
The following table sets forth details of the aging profile of accounts receivable and the allowance for expected credit loss:

As at	October 31, 2025	October 31, 2024
	$	$
Current (for less than 30 days)	3,989	2,619
31 – 60 days	99	79
61 – 90 days	101	19
Greater than 90 days	2,355	1,116
Less allowance	(929)	(525)
	5,615	3,308
Accounts receivable consists primarily of accounts receivable from invoicing for products and services rendered. The Company’s credit risk arises from the possibility that a customer which owes the Company money is unable or unwilling to meet its obligations in accordance with the terms and conditions in the contracts with the Company, which would result in a financial loss for the Company. This risk is mitigated through established credit management techniques, including monitoring customer’s creditworthiness, setting exposure limits and monitoring exposure against these customer credit limits.

For the years ended October 31, 2025 $226 (October 31, 2024: $395) in trade receivables were written off against the loss allowance due to bad debts and $703 (October 31, 2024 - $775) was written off directly to bad debts. Individual receivables which are known to be uncollectible are written off by reducing the carrying amount directly. The remaining accounts receivable are evaluated by the Company based on parameters such as interest rates, specific country risk factors, and individual creditworthiness of the customer. Based on this evaluation, allowances are taken into account for the estimated losses of these receivables.
The Company performs a regular assessment of collectability of accounts receivables. In determining the expected credit loss amount, the Company considers the customer’s financial position, payment history and economic conditions.
(c) Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time. The Company generally relies on funds generated from operations, equity and debt financing to provide sufficient liquidity to meet budgeted operating requirements and to supply capital to expand its operations. The Company continues to seek capital to meet current and future obligations as they come due. The Company’s ability to manage its liquidity risk going forward will require some or all of the following: the ability to continue to generate positive cash flows from operations and to secure capital or credit facilities on reasonable terms.

Maturities of the Company’s financial liabilities are as follows:

	Contractual Cash Flows	2026	2027-2028	2029-2030	2031 and beyond
	$	$	$	$	$
Accounts payable and accrued liabilities	47,251	47,251	–	–	–
Income tax payable	7,189	7,189	–	–	–
Undiscounted lease obligations	65,128	13,181	23,029	14,682	14,236
Notes payable	20,258	1,682	3,366	14,949	261
Interest bearing loans and borrowings	16,189	16,189	–	–	–
Secured debentures	21,900	1,800	3,600	16,500	–
Convertible debt	35,749	1,200	2,400	32,149	–
Total	213,664	88,492	32,395	78,280	14,497
(d) Interest rate risk
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in the market interest rate related primarily to the Company’s current credit facility with a variable interest rate.
As at October 31, 2025, approximately 77% of the Company’s borrowings are at a fixed rate of interest (October 31, 2024: 64%). Assuming all other variables remain constant, a fluctuation of +/- 1.0 percent in the interest rate would impact the annual interest payment by approximately +/- $139 (October 31, 2024 : $129).
(e) Foreign currency risk
Foreign currency risk is defined as the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company maintains cash balances and enters into transactions denominated in foreign currencies, which exposes the Company to fluctuating balances and cash flows due to variations in foreign exchange rates. The Canadian dollar equivalent carrying amounts of the Company’s foreign currency denominated monetary assets and monetary liabilities as at October 31, 2025 were as follows:

As at	October 31, 2025				October 31, 2024
(Canadian dollar equivalent amounts of GBP, EUR, USD)	GBP	EUR	USD	Total	Total
	$	$	$	$	$
Cash	219	961	1,719	2,899	3,292
Trade and other receivables	100	2,049	384	2,533	442
Accounts payable and accrued liabilities	(127)	(23,981)	(1,917)	(26,025)	(2,869)
Net monetary assets	192	(20,971)	186	(20,593)	865
Assuming all other variables remain constant, a fluctuation of +/- 5.0 percent in the exchange rate between USD and the Canadian dollar would impact the carrying value of the net monetary assets by approximately +/- $9 (October 31, 2024 - $19). Maintaining constant variables, a fluctuation of +/- 5.0 percent in the exchange rate between the EUR and the Canadian dollar would impact the carrying value of the net monetary assets by approximately +/- $1,049 (October 31, 2024 - $2), and a fluctuation of +/- 5.0 percent in the exchange rate between GBP and the Canadian dollar would impact the carrying value of the net monetary assets by approximately +/- $10 (October 31, 2024 - $28). To date, the Company has not entered into financial derivative contracts to manage exposure to fluctuations in foreign exchange rates.